Exhibit 10.39

CONFIRMATION OF GUARANTEES AND CONFIRMATION AND
AMENDMENT OF OTHER INCIDENTAL DOCUMENTS

THIS CONFIRMATION OF GUARANTEES AND CONFIRMATION AND AMENDMENT OF OTHER INCIDENTAL DOCUMENTS (this “Confirmation”) is made as of December 22, 2006 by FIVE STAR QUALITY CARE, INC., a Maryland corporation (the “Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (the “Tenant”), FSQ, INC., a Delaware corporation (the “Tenant Pledgor”), each of the parties identified on the signature page hereof as a subtenant pledgor (collectively, the “Subtenant Pledgors”) and each of the parties identified on the signature page hereof as a subtenant (collectively, the “Subtenants”) for the benefit of each of the parties identified on the signature page hereof as a landlord (collectively, the “Landlords”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease dated as of May 17, 2005, that certain Second Amendment to Second Amended and Restated Lease dated as of June 3, 2005, that certain Third Amendment to Second Amended and Restated Lease Agreement dated as of October 31, 2005, that certain other Third Amendment to Second Amended and Restated Lease Agreement dated as of December 30, 2005, that certain Letter Agreement dated as of March 13, 2006, that certain Fifth Amendment to Second Amended and Restated Lease Agreement dated as of September 1, 2006, that certain Sixth Amendment to Second Amended and Restated Lease Agreement dated as of September 30, 2006, that certain Seventh Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Eighth Amendment to Second Amended and Restated Lease Agreement, dated as of November 1, 2006, that certain Ninth Amendment to Second Amended and Restated Lease, dated as of November 1, 2006 and that certain Tenth Amendment to Second Amended and Restated Lease Agreement, dated as of November 6, 2006 (effective as of November 5, 2006) (as so amended, the “Consolidated Lease”), the Landlords lease to the Tenant, and the Tenant leases from the Landlords, certain property, all as more particularly described in the Consolidated Lease; and

WHEREAS, the payment and performance obligations of the Tenant with respect to the Consolidated Lease are guaranteed by those certain Guaranty Agreements described on Exhibit A attached hereto (collectively, the “Guarantees”); and

WHEREAS, the payment and performance obligations of the Tenant with respect to the Consolidated Lease are further secured by the other Incidental Documents (this and other capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Consolidated Lease); and

WHEREAS, pursuant to an Eleventh Amendment to Second Amended and Restated Lease Agreement, dated as of the date hereof (the “Eleventh Amendment”), the Consolidated Lease is being amended to remove that certain premises known as Christopher East Health & Rehabilitation Center and located at 1132 E. Knapp Street, Milwaukee, Wisconsin (the “Terminated Premises”), as more particularly described in the Eleventh Amendment;

WHEREAS, pursuant to the terms of that certain Partial Termination of Sublease (the “Partial Termination”), dated as of the date hereof, between Tenant and Five Star Quality Care-WI, LLC (the “Wisconsin Subtenant”), Tenant and the Wisconsin Subtenant are terminating that certain Sublease Agreement, dated as of December 31, 2001, as amended from time to time, with respect to the Terminated Premises;

WHEREAS, in connection with, and as a condition precedent to, the execution of the Eleventh Amendment by the Landlords, the Landlords have required that the parties hereto confirm that the Guarantees and the other Incidental Documents remain in full force and effect and apply to the Consolidated Lease as amended by the Eleventh Amendment; and

WHEREAS, in connection with the execution of the Eleventh Amendment and the Partial Termination, the parties hereto wish to amend certain of the Incidental Documents, including (i) the Security Agreement, dated as of December 31, 2001, by and among certain of the Subtenants and certain of the Landlords, as amended and confirmed from time to time (the “Subtenant Security Agreement”); (ii) the Security Agreement, dated as of December 31, 2001, by and among the Tenant and certain of the Landlords, as amended and confirmed from time to time (the “Tenant Security Agreement”); and (iii) the Second Amended and Restated Pledge of Stock and Membership Interests Agreement, dated as of May 6, 2005, made by the Subtenant Pledgors for the benefit of the Landlords, as amended and confirmed from time to time (the “Subtenant Pledge Agreement”), all subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Schedule 1 attached hereto; (ii) replacing Schedule 1 attached thereto with Schedule 2 attached hereto; and (iii) replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

3.             Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 4 attached hereto.

4.             Amendment of Subtenant Pledge Agreement.  The Subtenant Pledge Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Schedule 5 attached hereto; and (ii) replacing Exhibit B attached thereto with Schedule 6 attached hereto.

5.             Confirmation of Guarantees.  Each of the parties to the Guarantees hereby confirms that all references in the Guarantees to the “Master Lease” or the “Lease” shall refer to the Consolidated Lease as amended by the Eleventh Amendment and the Guarantees are hereby ratified and confirmed in all respects.

6.             Confirmation of Other Incidental Documents.  Each of the parties to the Incidental Documents (other than the Guarantees) hereby confirms that all references in such Incidental Documents to the “Master Lease”, the “Lease” or the “Second Amended Lease” shall refer to the Consolidated Lease as amended by the Eleventh Amendment and that such Incidental Documents, as amended by this Confirmation, are hereby ratified and confirmed in all respects.

7.             No Impairment, Etc.  The obligations, covenants, agreements and duties of the guarantors under the Guarantees shall not be impaired in any manner by the execution and delivery of the Eleventh Amendment, the Guarantees, the other Incidental Documents, or any amendments, changes or modifications thereof, and in no event shall any ratification or confirmation of such Guarantees or such other Incidental Documents, or the obligations, covenants, agreements and the duties of the guarantors thereunder or of the parties under the other Incidental Documents, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant
Secretary

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant
Secretary

TENANT PLEDGOR:

FSQ, INC.

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

SUBTENANT PLEDGORS:

FSQ, INC., FIVE STAR QUALITY CARE
TRUST, FVEST. JOE, INC., FIVE STAR
QUALITY CARE-CA, INC., FIVE STAR
QUALITY CARE-CA II, INC., FIVE
STAR QUALITY CARE-CO, INC., THE
HEARTLANDS RETIREMENT COMMUNITY-
ELLICOTT CITY I, INC., FIVE STAR
QUALITY CARE-GA, INC., FIVE STAR
QUALITY CARE-IA, INC., FIVE STAR
QUALITY CARE-NE, INC., FIVE STAR
QUALITY CARE-WI, INC. and
LIFETRUST AMERICA, INC.

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

LIFETRUST PROPERTIES, L.L.C.

By:	LifeTrust America Inc.,
Its Sole Member

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

SUBTENANTS:

FIVE STAR QUALITY CARE-AZ, LLC, FIVE STAR QUALITY CARE-CA, LLC, FIVE STAR QUALITY CARE-CA II, LLC,
FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-FL, LLC, FIVE STAR QUALITY CARE-GA, LLC, FIVE STAR QUALITY CARE-GHV, LLC, FIVE STAR QUALITY CARE-IA, LLC, FIVE STAR QUALITY CARE-IL, LLC, FIVE STAR QUALITY CARE-KS, LLC,
FIVE STAR QUALITY CARE-MD, LLC, FIVE STAR QUALITY CARE-MO, LLC, FIVE STAR QUALITY CARE-MS, LLC,
FIVE STAR QUALITY CARE-NE, LLC, FIVE STAR QUALITY CARE-NC, LLC FIVE STAR QUALITY CARE-WI, LLC,
FIVE STAR QUALITY CARE-WY, LLC, FIVE STAR QUALITY CARE-VA, LLC, FIVE STAR QUALITY CARE-CA, INC.,
FIVE STAR QUALITY CARE-IA, INC.,
FIVE STAR QUALITY CARE-NE, INC.,
MORNINGSIDE OF GALLATIN, LLC, THE HEARTLANDS RETIREMENT COMMUNITY — ELLICOTT CITY I, INC. and
MORNINGSIDE OF BELMONT, LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

MORNINGSIDE OF ANDERSON, L.P.,
MORNINGSIDE OF ATHENS, LIMITED
PARTNERSHIP, MORNINGSIDE OF
COLUMBUS, L.P., MORNINGSIDE OF
DALTON, LIMITED PARTNERSHIP,
MORNINGSIDE OF EVANS, LIMITED
PARTNERSHIP, MORNINGSIDE OF
GREENWOOD, L.P. and MORNINGSIDE OF
KENTUCKY, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of the foregoing entities

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

MORNINGSIDE OF BELLGRADE,
RICHMOND, LLC, MORNINGSIDE OF
CHARLOTTESVILLE, LLC, MORNINGSIDE
OF NEWPORT NEWS, LLC and
MORNINGSIDE OF SKIPWITH -
RICHMOND, LLC

By:	LifeTrust America, Inc.,
Member of each of the foregoing entities

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

LANDLORD:

HRES2 PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST,
SPT-MICHIGAN TRUST,
SPTMNR PROPERTIES TRUST,
SNH CHS PROPERTIES TRUST,
ELLICOTT CITY LAND I, LLC,
ELLICOTT CITY LAND II, LLC,
SNH/LTA PROPERTIES TRUST and
SNH/LTA PROPERTIES GA LLC

By:	/s/ John R. Hoadley
John R. Hoadley Treasurer of each of the foregoing entities

The following exhibit and schedules have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

Exhibit A

Schedule 1
Schedule 2
Schedule 3
Schedule 4
Schedule 5
Schedule 6